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                                                                   Exhibit 10(d)

                             SKYLANDS COMMUNITY BANK
                        1996 INCENTIVE STOCK OPTION PLAN

      1. Purpose of the Plan. This 1996 Incentive Stock Option Plan (the "Plan") is intended as an additional incentive to Key Employees of Skylands Community Bank (the "Bank"), in order that they may enter into or remain in the employ of the Bank and to devote themselves to the Bank's success, by providing them with an opportunity to acquire or increase their proprietary interest in the Bank through the receipt of Options to acquire the Bank's Common Stock. Accordingly, the Bank shall, from time to time during the effective period of this Plan, grant to Key Employees Options to purchase shares of the Bank's Common Stock in the manner and subject to the conditions specified in this Plan.

      2. Definitions.

            2.1 "Act" shall mean the New Jersey Bank Officers and Employees' Stock Option Plan Act.

            2.2 "Bank" shall mean Skylands Community Bank and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code) or any successor to the Bank or to such corporations.

            2.3 "Board" shall mean the Bank's Board of Directors.

            2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

            2.5 "Committee" shall mean the Stock Option Committee of the Board (or any successor committee of the Board responsible for administering this Plan), which shall consist of three or more directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c) under the Securities Exchange Act, to administer this Plan and perform the functions set forth herein.

            2.6 "Common Stock" shall mean the Common Stock, par value $2.50 per share, of the Bank.

            2.7 "Director" shall mean a member of the Board.

            2.8 "Disability" shall mean permanent and total disability, as defined in Section 22(e)(3) of the Code.

            2.9 "Fair Market Value" shall mean with respect to shares of Common Stock, the fair market value as determined by the Committee in good faith and in a manner established by the Committee from time to time using any reasonable method of valuation; provided, that in the event the shares of Common Stack are listed for trading on a national or regional securities exchange (including the NASDAQ National Market System), the "fair market value" of such shares shall be, on any date, the mean between the high and low selling prices for the Common Stock on such exchange, or if not so listed, the mean between the high bid and the low asked prices for the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System, on the business day immediately preceding such date (or, if no such sales or prices were made or reported, on the next preceding date on which there were such sales or quotes on such exchange or market).

            2.10 "Grantee" shall mean a Key Employee of the Bank to whom an Option is granted.

            2.11 "Incentive Stock Option" or "ISO" shall mean an option to purchase shares of Common Stock granted to a Key Employee under this Plan which is intended to meet the requirements of Section 422 of the Code.

            2.12 "Key Employees" shall mean those employees (including executive officers and directors who are also employees) of the Bank who, in the judgment of the Committee, are considered important to the future of the Bank.


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            2.13 "Option" shall mean an ISO granted pursuant to this Plan.

            2.14 "Plan" shall mean this 1996 Incentive Stock Option Plan of the Bank.

            2.15 "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, and any successor provisions thereto.

      3. Administration.

            3.1 This Plan shall be administered by the Committee. The Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Acts taken by a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

            3.2 Any discretionary authority vested in the Committee shall not be exercised in contravention of the terms of this Plan.

            3.3 Subject to the provisions of this Plan and the applicable requirements of federal and state law, the Committee shall have authority, in its discretion, to take the following actions:

                  (a) to determine the Key Employees to be granted Options under this Plan;

                  (b) to determine the number of shares subject to each Option;

                  (c) to determine the time or times at which Options will be granted;

                  (d) to determine the option price of the shares subject to each Option, which price shall be not less than the minimum specified in Section 7 of this Plan;

                  (e) to determine or change the time or times when each Option becomes exercisable and the duration of the exercise period; provided, however, that no Option shall be exercisable until (i) two-thirds of the holders of shares of Common Stock of the Bank entitled to vote at a meeting of the Bank's stockholders, voting as a single class, shall have approved this Plan; and (ii) the Bank shall have fully complied with the terms and provisions of the Act;

                  (f) to prescribe the form or forms of the instruments evidencing any Options granted under this Plan (which forms shall be consistent with this Plan but need not be identical to one another);

                  (g) to adopt, amend and rescind such rules and regulations from time to time as it determines are necessary or advisable in the administration of this Plan;

                  (h) to construe and interpret this Plan, the rules and regulations and the instruments evidencing Options granted under this Plan, decide all disputes arising in connection with this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan;

                  (i) to delegate such administrative functions as it deems appropriate; and

                  (j) in general, to exercise full and final authority (consistent with this Plan) over all matters relating to this Plan, the powers denominated above being by way of example and not of limitation.

            Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

            3.4 No member of the Committee shall be personally liable to the Bank or its stockholders for damages for any action taken or determination made in good faith. The members of the Committee shall be indemnified by the Bank for any acts or omissions in connection with this Plan to the full extent permitted by the Bank's Certificate of Incorporation and New Jersey law.


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      4. Shares Available for Options.

            4.1 The aggregate number of shares of Common Stock for which Options may be granted under this Plan shall be 71,280 shares of Common Stock, subject to adjustment as provided in Section 14. Such shares shall be reserved for Options granted under this Plan.

            4.2 The shares transferred by the Bank upon the exercise of Options under this Plan shall consist of authorized but previously unissued shares of Common Stock.

            4.3 The aggregate number of shares of Common Stock that may be issued or purchased under this Plan shall not exceed 5% of the outstanding shares of Common Stock of the Bank at the time of the adoption of this Plan. The aggregate number of shares of Common Stock that may be issued or purchased under this Plan, when taken together with the number of shares of Common Stock which may be issued or purchased under any other plan providing for options, shall not exceed 10% of the outstanding shares of Common Stock of the Bank at the time of adoption of this Plan.

            4.4 If an Option granted under this Plan shall expire or terminate for any reason without having been fully exercised, then the unexercised portion of such Option shall again be available for the granting of other Options under this Plan.

            4.5 Options granted under this Plan shall be Incentive Stock Options. All Options granted hereunder shall be clearly identified as Incentive Stock Options.

      5. Eligibility; Grant of Options.

            5.1 The Committee may, consistent with the purposes and terms of this Plan, grant Options, from time to time, to Key Employees of the Bank, and covering such number of shares of Common Stock as it may determine. Grantees, including those who have been granted options under stock option plans heretofore or hereafter adopted by the Bank, may receive more than one Option under this Plan, subject to the limitations of this Plan.

            5.2 No director of the Bank who is not also a Key Employee shall be entitled to receive options under this Plan.

            5.3 Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Committee need not treat Grantees uniformly. Except as otherwise provided by this Plan or a particular Option, any determination with respect to an Option may be made by the Committee at the time of grant or at any time thereafter.

            5.4 Options granted pursuant to this Plan shall be subject to and comply with Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under this Plan be so exercised, so as to cause this Plan not to comply fully with the requirements of Section 422 of the Code or, without the consent of the Grantee, cause any Option granted under this Plan not to be treated as an Incentive Stock Option under Section 422 of the Code.

      6. Term of Options.

            6.1 Except as herein provided, each Option granted hereunder shall be exercisable for such period as the Committee shall determine at the time of grant; provided, however, that (i) such period may not commence until at least six months following the date of grant, except in the event of the death, Disability, retirement or involuntary termination of employment other than for cause of the Grantee before the expiration of such period; (ii) the Bank shall have fully complied with the terms and provisions of the Act and the Securities Exchange Act; and (iii) in no event shall an Option be exercisable more than ten years from the date of grant thereof; provided, however, that if a Key Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Bank, and an Option is granted to such Key Employee, such Option shall not be exercisable after the expiration of five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.


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            6.2 An Option shall terminate immediately, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Company, except that:

                  (a) Subject to the limitations on exercisability set forth in
Section 6.1, if the Grantee dies while in the employ of the Bank, the Grantee's rights under the Option may be exercised as to all shares of Common Stock covered thereby, by his legal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, at any time within twelve (12) months following his death;

                  (b) if the employment of the Grantee is terminated because of Disability, the Grantee's rights under the Option may be exercised as to all shares of Common Stock covered thereby, by the Grantee or his guardian or other legal representative, at any time within twelve (12) months following termination of his employment because of Disability; and

                  (c) if the employment of the Grantee is terminated by reason of his retirement or is involuntary terminated other than for cause, the Grantee's rights under the Option may be exercised as to all shares of Common Stock covered thereby at any time within three (3) months after termination of employment.

            6.3 Notwithstanding anything contained in Section 6.2 to the contrary, no Option shall be exercisable by anyone after the expiration of the term of the Option.

            6.4 Transfers of employment between the Bank and any subsidiary or between subsidiaries shall not constitute termination of employment for purposes of any Option granted under this Plan. For purposes of this Plan, an employee who is on a leave of absence approved by the Bank or any subsidiary shall not be deemed to have terminated his employment.

      7. Option Price.

            7.1 The option price per share of Common Stock purchasable under an Option shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant; provided, however, that if the Key Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Bank and an Option is granted to such Key Employee, the Option price shall be not less than 110% of Fair Market Value of the Common Stock on the date of grant.

            7.2 Notwithstanding any provisions in Section 7.1 to the contrary, in no event shall the option price of authorized but unissued shares of Common Stock of the Bank be less than the par value of such stock.

            7.3 The aggregate Fair Market Value, determined as of the date of grant, of Common Stock with respect to which an Option under this Plan (or any incentive stock options granted pursuant to any other plan of the Bank) is exercisable for the first time by any Grantee during any calendar year shall not exceed $100,000 or such other amount as may be prescribed by the Code.

      8. Non-Transferability of Options. No Option granted under this Plan shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and, except as otherwise provided herein, such Option may only be exercised during a Grantee's lifetime by the Grantee or the Grantee's duly appointed guardian or personal representative.

      9. Option Agreements.

            9.1 The grant of every Option shall be evidenced by and conditioned upon the execution of a written option agreement between the Bank and the Grantee. The option agreement shall set forth the number of shares subject to the Option, the option price, the term during which the Option may be exercised, and any other provisions not inconsistent with the provisions of this Plan, which the Committee may deem necessary or appropriate from time to time. The option agreement shall not contain any provision which would cause such Option granted thereunder to fail to qualify as an Incentive Stock Option under Section 422 of the Code. The Committee may approve a form or forms of option


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agreements which the Committee, in its discretion, may specify as the sole forms of option agreement effective to grant Options to Key Employees under this Plan.

            9.2 Notwithstanding the date upon which an option agreement may be executed, the date upon which an Option is deemed to be granted shall be the effective date of the approval of an Option by the Committee.

      10. Option Exercise and Payment.

            10.1 Subject to Sections 5,6 and 7, each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the option agreement evidencing such Option.

            10.2 A Grantee electing to exercise an Option shall give written notice to the Committee of such election and of the number of full shares he elects to purchase. Options shall be exercisable in such amounts as the Grantee may elect subject to such restrictions as the Committee or this Plan may provide.

            10.3 Subject to the other provisions of this Plan and applicable state and federal law, payment of the option price shall be tendered to the Bank
(i) in cash, including certified check, bank draft or money order, or (ii) at the discretion of the Committee, by delivering Common Stock already owned by the Grantee or a combination of such Common Stock and cash, or by delivering a promissory note, containing such terms and conditions acceptable to the Committee, for all or a portion of the purchase price of the shares purchased, and shall comply with such other requirements as the Committee shall establish in accordance with this Plan. With respect to clause (ii) above, the Fair Market Value of Common Stock so delivered shall be determined as of the date immediately preceding the date the Option is exercised. If payment is made in whole or in part in shares of Common Stock, the Grantee shall deliver to the Bank certificates registered in the name of the Grantee representing shares of Common Stock owned by such Grantee, free of all liens, claims and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the Grantee.

            10.4 A Key Employee shall notify the Committee in writing in the event that he disposes of Common Stock acquired upon exercise of an Option within the two-year period following the date the Option was granted or within the one-year period following the date he received Common Stock upon the exercise of the Option and shall comply with any other requirements imposed by the Bank in order to enable the Bank to secure the related income tax deduction to which it will be entitled in such event under the Code.

      11. No Rights as Stockholder. Neither the Grantee nor the personal representatives, heirs or legatees of such Grantee shall be or have any rights or privileges of a stockholder of the Bank with respect to any shares subject to an Option unless and until certificates evidencing such shares shall have been issued and delivered to the Grantee or to such personal representatives, heirs or legatees.

      12. No Rights. to Continued Employment. This Plan and any Option granted under this Plan shall not confer upon any Grantee any right with respect to continuation of employment by the Bank, nor shall they interfere in any way with the right of the Bank to terminate his employment at any time.

      13. Additional Property. At the time any Option is exercised, the Committee, in its discretion, may transfer to the Grantee such additional property as it may determine, including, without limitation, cash or stock appreciation rights.

      14. Adjustment Upon Changes in Capitalization. The instruments evidencing Options granted hereunder shall contain such provisions as the Committee shall deem appropriate to adjust the number and classes of shares covered thereby, or to adjust the option prices, or both, in the event of the sale or other disposition or distribution by the Bank of all or a portion of its assets or any change in the outstanding Common Stock of the Bank by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like, of or by the Bank. To prevent dilution or enlargement of rights in the event of any such change, the aggregate


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number and classes of shares for which Options thereafter may be granted under this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change.

      15. Necessity of Stockholder Approval. This Plan and any Options granted hereunder shall be null, void and of no effect unless this Plan has been approved by two-thirds of the holders of Common Stock of the Bank, voting as a single class, within twelve (12) months after the date of this Plan's adoption by the Board.

      16. Duration and Amendment of the Plan.

            16.1 No Option may be granted under this Plan after the expiration of ten (10) years from the earlier of: (a) the date this Plan is adopted by the Board or (b) the date this Plan is approved by the stockholders of the Bank in accordance with the Act.

            16.2 The Board may amend, terminate or suspend this Plan at any time; provided, however, that no such amendment shall, without approval of the Bank's stockholders, (a) increase the aggregate number of shares as to which Options may be granted under this Plan except as specified in Section 14; (b) change the number of shares subject to Options or the date of grant or the exercise price of such Options except as specified in Section 14; (c) materially modify the requirements as to eligibility for participation in this Plan; or (d) materially increase the benefits accruing to participants in this Plan.

            16.3 No Option may be granted during any suspension of this Plan or after this Plan has been terminated, and no amendment, suspension or termination shall, without the Grantee's consent, alter or impair any of the Grantee's rights or obligations under any Option theretofore granted to him under this Plan except insofar as a merger or consolidation of the Bank or termination of employment of a Grantee or a liquidation or dissolution shall affect the cancellation of an Option.

      17. Applicable Law. To the extent that state laws shall not have been preempted by any laws of the United States, this Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

      18. Binding Effect. The terms of this Plan shall be binding upon the Bank's successors and assigns.

      19. Savings Clause. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.


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